SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                Amendment No. 1


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : August 8, 2003

                           COMMISSION FILE NO. 0-49915


                          MT Ultimate Healthcare Corp.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Nevada                                      88-0474056
---------------------------------                    -------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



                  43 Pulaski Street, Brooklyn, New York 11206
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  718-243-0715
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)


                              150 Freeport Blvd. #8
                              Sparks, Nevada 89431
                         -------------------------------
                                 FORMER ADDRESS

ITEM  1.     CHANGES  IN  CONTROL  OF  THE  REGISTRANT.

     As a result of the acquisition of M.T. Marketing Int. Corp., a Nevada corporation ("MT" or the "Company"), the control of the Registrant shifted to the former shareholders of MT. In addition, MacDonald Tudeme entered into a stock purchase agreement with Laura Mazany whereby Mr. Tudeme acquired 1,000,000 shares of the Registrant's common stock. The following individuals will exercise control of the Registrant.

Name                               No. of shares                      Percentage
----                               -------------                      ----------
MacDonald Tudeme                      1,441,745                           57.7%
Marguerite Tudeme                       353,396                           14.1%

ITEM  2.   ACQUISITION  OF  DISPOSITION  OF  ASSETS.

     On August 8, 2003, the Registrant acquired 100% of the issued and outstanding shares of MT in exchange for 800,000 shares of the Registrant's common stock. In addition, on August 8, 2003, MacDonald Tudeme entered into a stock purchase agreement with Laura Mazany whereby Mr. Tudeme acquired 1,000,000 shares of the Registrant's common stock for $100,000. Upon 100% shareholder approval by the MT shareholders which is anticipated, there will be 2,500,000 shares of the Registrant's common stock outstanding.

     DESCRIPTION OF THE BUSINESS

     MT is a payroll nurse staffing and homecare company that provides healthcare professionals to hospitals and to the homes of the elderly, sick and incapacitated. MT was incorporated in the State of Nevada in 1997 to conduct general business operations. In 1999, MT shifted its attention towards its current business operations.

     DESCRIPTION OF PRINCIPAL SERVICES

     MT provides healthcare professionals such as Certified Nursing Assistants, Nurse Technicians, Licensed Practical Nurses and Registered Nurses to hospitals and to the homes of the elderly, sick and incapacitated. M.T. takes into consideration the customer's needs and optimizes its resources to fit those needs. The Company markets its services under the names "M.T. Ultimate Healthcare Staffing and Homecare Services," "M.T. Ultimate Services," or "M.T. Ultimate."

     Currently, the Company's primary target market consists of public hospitals, private hospitals and nursing homes in the five (5) Boroughs of New York City, the elderly and patients that have been discharged from hospitals and are recuperating at home. Based on research that the Company conducted on twenty-five (25) hospitals and nursing homes, the results show that they employ staff agency employees to cover odd shifts such as nights, weekends and unplanned absenteeism. According to a recent publication of the American Journal of Nursing, the demand for nurses will continue to rise as the "baby boomers" retire. Furthermore, there is a present shortage of skilled nursing professionals which is expected to worsen due to the pressures of managed care. The hospitals, which employ based on headcount, will continue to have a growing need for agency nurses that do not figure into their headcount. MT remains flexible enough to meet the staffing requirements of both the hospital and the home healthcare segments.

COMPETITIVE BUSINESS CONDITIONS

     The market for healthcare services is very competitive. Presently, MT is competing with several healthcare service providers and healthcare staffing companies in the New York metropolitan area. These competitors include Best Care, All Care Services, White Gloves, and Prefer Nursing. Providing nursing staff to these hospitals and nursing homes is a multi-million dollar industry. M.T. believes that it has the capacity to acquire 5% of this market.

     M.T. intends to compete in this industry based primarily on an aggressive recruitment policy within the U.S. and abroad as well as on a unique relationship with its staff. There is currently a pool of trained, experienced, immigrant nurses in the New York City metropolitan area. Most of our competitors are not positioned to identify, connect with, and turn this pool of nurses into a New York State licensed workforce. MT's strategy for bringing this workforce to market is based in large part on its standing and reputation in these immigrant communities and management's first-hand knowledge of successfully making a cultural conversion as it relates to nursing. MT intends to attract this pool or nurses by assisting them in obtaining their New York State nursing licenses.

     In addition to this internal recruitment drive, MT also intends to recruit trained, experienced nurses from the Philippines, India, the West Indies, Africa and Europe. MT, with the assistance of immigration lawyers, intends to sponsor these nurses, assist them in obtaining New York State nursing licenses, and sign them to renewable three-year employment contracts.

DEPENDENCE ON ONE OR A FEW CUSTOMERS

     Currently, the Company's major client is the City of New York Hospitals. This client accounted for $529,970 of revenue or 78% of total revenues as of December 31,2003. The Company is presently pursuing approval from the New York Department of Health to serve a wider base of home care clients as discussed below in "Need For Government Approval."

PATENTS, TRADEMARKS & LICENSES

     The Company does not have any patents or trademarks. The Company is waiting for government approval of certain licenses as discussed below in "Need For Government
Approval."

NEED FOR GOVERNMENT APPROVAL

     The Company is awaiting approval from the New York State Department of Health (the "Department") to provide homecare services. Final public hearings on the matter took place on July 25, 2003, in Albany, New York and the Company has been approved, but the license has not been provided. The Company is preparing an operational manual in order to receive a license.

RESEARCH & DEVELOPMENT OVER PAST TWO YEARS

     MT has spent approximately three hundred (300) hours within the last two
(2) years at a cost of $5,000 researching its target market. The Company used telemarketers to question twenty-five (25) hospitals and nursing homes in the New York City metropolitan area concerning their need for nursing staff agency employees.

EMPLOYEES

     MT currently employs one hundred (100) people of which sixty (60) are full-time personnel. These employees include Certified Nursing Assistants, Nurse Technicians, Licensed Practical Nurses, and Registered Nurses. The Company intends to recruit at least three (3) Registered Nurses each year beginning in 2003.

DESCRIPTION OF PROPERTY

     MT currently has a five-year lease for office space in the Bronx, New York that ends in 2007. The current lease commitment is $7,800 per year with an annual increase of 7%. MT also has a flexible lease for office space in Brooklyn, New York, the details of which are discussed below in "Related Party Transactions."

RELATED PARTY TRANSACTIONS

     MT has entered into a flexible lease for office space in Brooklyn, New York with its majority shareholders and Directors, MacDonald Tudeme and Marguerite Tudeme, who own the leased property. The current lease commitment is $6,600 per year.

RISK FACTORS

     Dependence Upon External Financing. It is important that we obtain debt and/or equity financing of approximately $150,000 to $500,000 for at least the next two (2) years to sustain our current operations due to the turnaround of hospital receivables which are normally paid within sixty (60) days. If we are unable to raise this capital, it would have a materially adverse effect upon our ability to maintain current operations.

     Also, it is imperative that we raise capital to expand our operations.
We require capital of approximately $2,000,000 to pursue our business strategy in becoming a major player in our industry. If we are unable to obtain debt and/or equity financing upon terms that our management deems sufficiently favorable, or at all, it would have a materially adverse effect upon our ability for growth pursuant to our business strategy.

     Reliance on Key Management. Our success is highly dependent upon the continued services of MacDonald Tudeme, our Chief Executive Officer and Marketing Manager and Marguerite Tudeme, our Operations Manager. If any of the foregoing persons were to leave us, it could have a materially adverse effect upon our business and operations.

     Dependence on Major Client. Presently, our major client is the City of New York Hospitals. We need to broaden our client base to include private hospitals, a greater percentage of nursing homes and home care clients. We are presently pursuing approval from New York Department of Health to serve a wider base of home care clients. If we are unable to broaden our client base, the continued reliance upon New York City Hospitals could have a materially adverse effect upon our business and operations.

     Shortage of Healthcare Professionals in the Industry. Presently, the healthcare industry is experiencing a growing shortage of healthcare professionals especially Licensed Practical Nurses and Registered Nurses.
One of our major marketing efforts is to recruit these professionals in the United States and to attract foreign professionals. If we are not successful in our efforts, this could have a materially adverse effect upon our ability to sustain growth pursuant to our business strategy.

LEGAL  PROCEEDINGS

     There are currently no legal proceedings.

ITEM  5.   OTHER  EVENTS.

     On August 9, 2003, MacDonald Tudeme entered into a stock purchase agreement with Laura Mazany whereby Mr. Tudeme acquired 1,000,000 shares of the Registrant's Common stock for $100,000.

     As a result of the acquisition of MT and the change in focus of the Registrant's business, the Registrant is in the process of changing its name to M.T. Marketing Int. Corp. Upon changing its name, the Registrant will receive a new stock symbol. In addition, the former directors and officers of the Registrant resigned and the directors and officers of M.T. Marketing Int. Corp. have become the directors and officers of the Registrant. The new directors and officers are as follows: MacDonald Tudeme-Chief Executive Officer and Director, and Marguerite Tudeme-Secretary and Director.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

Financial  Statements  of  M.T. Marketing Int. Corp.

(a)  Financial  Statements  of  Businesses  Acquired

(b)  Pro  Forma  Financial  Information

(c)  Exhibits:

2.1(1)    Exchange  Agreement

(1) Filed as an Exhibit to the report on Form 8-K filed on August 12, 2003.


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MT Ultimate Healthcare Corp.


September 9, 2003
/s/  MacDonald Tudeme
--------------------------------------------
MacDonald Tudeme
Chief  Executive  Officer

Financial Statements

M T MARKETING INT'L CORP

FINANCIAL STATEMENTS

JANUARY 31, 2003

M T MARKETING INT'L CORP
FOR THE YEAR ENDED JANUARY 31, 2003


CONTENTS
                                                        Page
                                                        ----
FINANCIAL STATEMENTS

   Independent Auditor's Report                           1

   Balance Sheets                                         2

   Statement of Income                                    3

   Statement of Retained Earnings                         4

   Statement of Equity                                    5

   Statement of Cash Flow                                 6

   Notes to the Financial Statements                      7

                            WAYNE F. RICHARDSON CPA.
                            ------------------------

 5819 MILTON AVENUE
 SARASOTA, FLORIDA 34243.
 FAX:  (941) 355-3076                                      PHONE: (941)355-3076
 Email: WFRichardsoncpa@aol.com                            PHONE: (646)263-6571




                          INDEPENDENT AUDITOR'S REPORT



Stockholders
M T MARKETING INT'L CORP

I have audited the accompanying balance sheets of M T MARKETING INT'L CORP as of Friday, January 31, 2003 and 2002 and the related statements of income, retained earnings and cash flow for the year then ended. These financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M T MARKETING INT'L CORP as of Friday, January 31, 2003 and 2002 and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                                    WAYNE F RICHARDSON CPA
                                                    Certified Public Accountant

Monday, July 28, 2003

   The accompanying notes are an integral part of these financial statements.



M T MARKETING INT'L CORP
BALANCE SHEETS
JANUARY 31, 2003
REPORTED IN U.S. DOLLARS


                                                                   2003      2002
                                                                    $         $
ASSETS
CURRENT ASSETS
Cash                                                             $    990  $  1,146
Accounts receivable, net of allowances                            119,708    89,113
Other current assets                                                5,227         -
    TOTAL CURRENT ASSETS                                          125,925    90,259

Property, plant and equipment, net of accumulated depreciation     99,961    40,582
    TOTAL ASSETS                                                 $225,886  $130,841

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Bank Note                                                        $144,528  $ 95,028
Short term debt                                                     2,402         -
Accounts payable and accrued liabilities                           27,549    14,644
    TOTAL LIABILITIES                                             174,479   109,672


EQUITY
Capital stock                                                       9,055     1,000
Contributed and other surplus                                       9,088     3,643
Retained earnings (deficit)                                        33,264    16,526
    TOTAL EQUITY                                                   51,407    21,169
    TOTAL LIABILITIES & EQUITY                                   $225,886  $130,841

   The accompanying notes are an integral part of these financial statements.



M T MARKETING INT'L CORP
STATEMENT OF INCOME
FOR THE YEAR ENDED JANUARY 31, 2003
REPORTED IN U.S. DOLLARS


                                     2003      2002
                                      $          $
REVENUE
Goods and services                 $685,153  $238,242

COST OF GOODS SOLD
Direct wages                        533,785   204,485

GROSS PROFIT                        151,368    33,757

OPERATING EXPENSES
Advertising and promotion             5,139     2,675
Bad debt expense                      1,810       673
Depreciation of tangible assets      16,520     6,613
Employee benefits                    27,514     1,338
Insurance                            10,019       513
Interest and bank charges            11,104     3,544
Memberships and licenses                790     1,761
Office expenses                      15,090     2,951
Other operating expenses              2,865       378
Professional fees                    14,837     1,735
Rental                                8,450    12,620
Repairs and maintenance               5,290     2,280
Travel expenses                       4,209       315
Utilities                            10,994     4,168

TOTAL OPERATING EXPENSES            134,631    41,564

NON OPERATING INCOME AND EXPENSES
INCOME TAXES

NET INCOME LOSS                    $ 16,737  $ (7,807)


   The accompanying notes are an integral part of these financial statements.



M T MARKETING INT'L CORP
STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED JANUARY 31, 2003
REPORTED IN U.S. DOLLARS


                                   2003       2002
                        NOTE         $         $
Retained earnings (deficit)        $16,526  $24,330
Net income (loss)                   16,738   (7,804)

SUBTOTAL                            33,264   16,526

RETAINED EARNINGS (DEFICIT)        $33,264  $16,526

   The accompanying notes are an integral part of these financial statements.



M T MARKETING INT'L CORP
STATEMENT OF EQUITY
FOR THE YEAR ENDED JANUARY 31, 2003
REPORTED IN U.S. DOLLARS


                                PREFERRED    COMMON    ADDITIONAL      DEFERRED       ACCUMULATED      ACCUMULATED     TOTAL
                                 SHARES      SHARES     PAID-IN       STOCK-BASED    COMPREHENSIVE     RETAINED      STOCKHOLDERS'
                     NOTE                               CAPITAL       COMPENSATION    INCOME (LOSS)    EARNINGS    EQUITY(DEFICIT)
                                   $            $         $               $                $           (DEFICIT)           $
Opening balance                $     -  $    1,000  $    3,643         $     -          $     -        $  16,526       $  21,169
Net income (loss)                    -           -           -               -                -           16,737          16,737
Issuance of capital                  -       8,055       5,445               -                -                -          13,500
 stock
Total, end of                        -       9,055       9,088               -                -           33,263          51,406
 period
TOTAL, END OF                  $     -  $    9,055  $    9,088         $     -          $     -        $  33,263       $  51,406
 PERIOD

   The accompanying notes are an integral part of these financial statements.



M T MARKETING INT'L CORP
STATEMENT OF CASH FLOW
FOR THE YEAR ENDED JANUARY 31, 2003
REPORTED IN U.S. DOLLARS


                                                       2003       2002
                                                         $          $
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss) for the period                     $ 16,737   $ (7,804)
Depreciation                                           16,520      6,613
Accounts receivable                                   (30,595)   (89,113)
Accounts payable and accrued liabilities               15,308     13,995
Deferred charges                                       (5,227)         -

TOTAL CASH FLOW FROM OPERATING ACTIVITIES              12,743    (76,309)

CASH FLOWS FROM/USED IN INVESTING ACTIVITIES
Property, plant and equipment additions               (75,899)   (18,103)

CASH FLOWS FROM/USED IN FINANCING ACTIVITIES
Proceeds on issuance of shares                         13,500          -
Loans                                                  49,500     95,028

TOTAL CASH FLOWS FROM/USED IN FINANCING ACTIVITIES     63,000     95,028
Net increase in cash and cash equivalents                (156)       616
Net cash and cash equivalents, beginning of period      1,146        530
NET CASH AND CASH EQUIVALENTS, END OF PERIOD         $    990   $  1,146

CASH AND CASH EQUIVALENTS CONSIST OF THE FOLLOWING:
Cash                                                 $    990   $  1,146

   The accompanying notes are an integral part of these financial statements.

M T MARKETING INT'L CORP
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED JANUARY 31, 2003
REPORTED IN U.S. DOLLARS

1.          NATURE  OF  OPERATIONS
            ----------------------

M T MARKETING INT'L CORP (the "company") was incorporated on July 17, 1997 as a subchapter "C" corporation and commenced operations in 1999 as a nursing referral agency under the DBA M.T.Ultimate Health Care. The company is engaged in the business of supplying healthcare professionals to hospitals and the homecare market

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
    ----------------------------------------------

    BASIS  OF  PREPARATION

A.   MEASUREMENT  UNCERTAINTY
The financial statements are prepared in accordance with generally accepted accounting principles in the United States, and conform in all material aspects with International Accounting Standards with regards to the presentation of historical cost financial information. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and may have impact on future periods.

B.          REVENUE  RECOGNITION

Sales revenue is recognized in accordance with industry practice which recognizes revenue at the time the services are provided. Fees for individual contract clinical services are fixed upon execution of contract and provide for payment for all work performed. Pass-through costs that are paid directly by clients, and for which the corporation does not bear the risk of performance, are excluded from revenue. The termination of a contract typically results in no material adjustments to the revenue or costs previously recognized.

C.          STATEMENT  OF  CASH  FLOWS

The company presented this information under the indirect method, where the net cash flows from operating activities is determined by adjusting net income
(loss) for the effects on non-cash items and changes in non-cash working capital accounts. Cash equivalents include time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

D.          INCOME  TAX  METHOD

The company follows the liability method of accounting for income taxes. Under this method, future income tax liabilities and assets are recognized for the estimated income tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax basis. Future income tax liabilities and assets are measured using enacted tax rates. The effect on future income tax liabilities and assets of a change in tax rates is recognized in income in the period that the change occurs.

E.   PROPERTY,  PLANT  AND  EQUIPMENT

Property, plant and equipment are carried at cost. Depreciation is calculated using the straight-line method over estimated useful lives ranging from three
(3) to seven (7) years. Depreciation expense for Friday, January 31, 2003 was $16,520 (January 31, 2002- $6,613). Leasehold Improvements are amortized using the straight-line method over the lesser of the estimated useful life of the asset or the life of the lease. Maintenance, minor repairs and renewals are charged to expense as incurred. Upon sale or retirement of depreciable assets, costs and related depreciation are eliminated, and gains or losses are recognized in the determination of net income. The company continually evaluates the appropriateness of the remaining estimated useful life and carrying value of its operating assets, goodwill and other intangibles. Carrying values in the excess of undiscounted estimates of related cash flows are expensed when such determination is made.

3      LOAN  PAYABLE
       -------------

The company has a $150,000 SBA line of credit which is now payable on demand which bears interest at bank prime rate plus 1% for any outstanding operating indebtedness. At Friday, January 31, 2003, the approximate amounts outstanding were $144,528 (January 31, 2002 -$95,028). The bank indebtedness is secured by a floating charge over all the assets of the company.
The company has a short term note outstanding which bears interest at 16.5% per annum for equipment. At Friday, January 31, 2003, the approximate outstanding balance was $ 2,402.

4.          PROPERTY,  PLANT  AND  EQUIPMENT
            --------------------------------

A summary of property, plant and equipment at January 31, 2003 and 2002 is presented in the following table:

  ASSET  CLASS              YEARS  OF  EXPECTED  USEFUL  LIFE    2003       2002
--------------              ---------------------------------    ----       ----
Building-Leasehold
  Improvements                                 7               38,497      5,000

Equipment, Furniture
  and  Fixtures                              5-7               82,880     40,478

Other  Property                                5                4,200      4,200

LESS  ACCUMULATED  DEPRECIATION                                25,616      9,906
                                                              -------     ------

NET  PROPERTY,  PLANT  AND  EQUIPMENT                          99,961     40,582
                                                              --------   -------

5.          LEASES
            ------

The company leases office space at 43 Pulaski Street, Brooklyn for an initial five (5) year period with the right to renew up to fifteen (15) years. A summary of lease commitment for the next three years for the periods ended January 31, 2003 and 2002 is presented in the following table:

                               YR:  2003                              YR:  2002
YR 1 -2003/04                   6,600     YR 1-2002/03               $  6,600
YR 2 -2004/05                   6,600     YR 2-2003/04                  6,600
YR 3- 2005/06                   6,600     YR 3-2004/05                  6,600
    TOTAL                      19,800          TOTAL                $  19,800

Also in 2002, the company entered into a lease agreement for office space at 910 Jennings Street, Bronx expiring on November 1, 2007 with an aggregate minimum annual rental approximation of $7,800 exclusive of certain incremental occupancy costs. A summary of lease commitment for the next three (3) years is presented in the following table:

 YR 1 -2003/04                                $  7,800
 YR 2- 2004/05                                   8,400
 YR 3 -2005/06                                   9,000
  TOTAL                                      $  25,200

6.          RELATED  PARTY  TRANSACTIONS
            ----------------------------

The  company  has  a  lease  agreement with a related party for the office space
located  at  43  Pulaski  Street,   Brooklyn  expiring  on June 30, 2006 with an
aggregate  minimum  annual  rental  approximation  of  $6,600.

The shareholders of the company have guaranteed the company's bank indebtedness to a maximum of $150,000. The stockholders have not charged a fee to the company for this guarantee.

During the year the company advanced, on an interest free basis, $15,000 to a stockholder. This advance was outstanding approximately six months and was repaid by year end.

7.     TRADE RECEIVABLES
       -----------------

      A summary of Net Trade Receivables as of January 31, 2003 and 2002 is presented in the following table:
                                         YR:2003                   YR: 2002
METROPOLITAN HOSPITAL                   $ 96,800                    $55,849
QUEENS HOSPITAL                           10,765                     33,245
HOMECARE CLIENTS                           7,676                         20
            TOTAL                       $115,241                   $ 89,114

         The company provides an allowance for losses on trade receivables based on a review of the current status of existing receivables and management's evaluation of periodic aging of accounts.

8.   SUBSEQUENT  EVENTS
     ------------------

Subsequent to year end, M T MARKETING INT'L CORP renewed their SBA loan for another two (2) years. The company is also negotiating an increase in their credit of an additional $50,000. The loan is secured by a floating charge over all the assets of the company and shareholders guarantees to a maximum $200,000. On June 30, 2003 options were granted to purchase 40,000 shares at an exercise price of $.10 per share which expire August 29, 2003.

On July 1, 2003, the company entered into agreements of Share Exchange and Stock purchase with public company Java Juice whose common stock is quoted on the OTC Bulletin Board under the symbol "JVAJ". The company as a result of these agreements will be a fully owned subsidiary of the public company but the original shareholders of M.T. MARKETING INT'L will be the majority shareholder of the parent.

Pro Forma Financial Information


JAVAJUICE.NET
Pro Forma Consolidated Balance Sheet

                                                  JavaJuice.net    MT Marketing
                                               Explorations Inc.     Int'l Corp                       Pro forma
                                                     at June 30,    at June 30,      Pro Forma     as at June 30,
                                                            2003          2003     Adjustments             2003
Assets

Current assets:
  Cash                                                     $ 32,115     $ 14,036    $    (32,115)        $ 14,036
  Accounts Receivable                                            -0-          -0-         166,008         166,008
  Other Current Assets                                           -0-        4,284               -           4,284
                                                             32,115       184,328        (32,115)         184,328

Property Plant & Equipment                                        -       101,990              -          101,990


                                                           $ 32,115      $286,318    $    (32,115)       $286,318

Liabilities and Stockholders' Equity

Current liabilities:
  Accounts payable                                          $    -0-     $ 51,151    $                   $ 51,151
  Notes payable                                                   -        84,605              -           84,605
                                                                 -0-      135,756              -          135,756
Long Term Debt                                              $    -0-     $ 75,305                        $ 75,305
Total Liabilities                                           $    -0-     $211,061                        $211,061

Stockholders' equity (deficit):
 Share capital:
  Common shares                                               1,700         9,050          (1,700)          9,050
  Additional paid-in capital                                 38,300         9,088         (38,300)          9,088
  Accumulated deficit during
  the development period                                    ( 7,885)       57,114           7,885          57,114
                                                             32,115        75,257         (32,115)         75,257

                                                           $ 32,115      $286,318    $    (32,115)       $286,318

See accompanying notes to pro forma consolidated financial statements.



JAVAJUICE.NET
Pro Forma Consolidated Statement of Loss

                           JavaJuice.net            MT Marketing                       Pro forma
                                                      Int'l Corp.                    for the six
                for the six months ended    for the period ended                    months ended
                                June 30,                June 30,      Pro Forma         June 30,
                                    2003                   2003     Adjustments             2003
Revenue:
                            $          -               $220,935      $       -         $220,935

Cost of Revenues:
Direct Wages                           -               $153,818      $       -         $153,818

Expenses:
  Operating Expenses                 532                 55,192              -           55,192
                                     532                 55,192              -           55,192

Loss before income taxes            (532)                11,925              -           11,393

Income taxes                           -                      -              -                -

Loss for the period         $       (532)              $ 11,925      $       -         $ 11,393

Loss per share              $      (0.00)              $   0.00      $       -         $  (0.00)


JAVAJUICE.NET
Notes to Pro Forma Consolidated Financial Statements

As at June 30, 2003


1.     TERMS OF ACQUISITION AND BASIS OF PRESENTATION:

The accompanying pro forma consolidated financial statements have been prepared for inclusion in a Current Report on Form 8K describing the acquisition on June 30, 2003 of MT Marketing Int'l Corp. ("MT Marketing") by JavaJuice.net
("JavaJuice") and the resulting change in control of JavaJuice (the "Acquisition"). The pro forma consolidated financial statements of JavaJuice give effect to the Acquisition under which the shareholders of Mt Marketing exchanged all of their common shares for common shares of JavaJuice.

The  pro  forma  consolidated  financial  statements  include:

(a) a pro forma consolidated balance sheet prepared from the unaudited balance sheet of JavaJuice as of June 30, 2003 and the audited balance sheet of Mt Marketing as of June 30, 2003 and gives effect to the assumptions described in note 3. The pro forma consolidated balance sheet assumes the Acquisition occurred on June 30, 2003.

(b) a pro forma consolidated statement of loss prepared from the unaudited statement of loss of JavaJuice for the six months ended June 30, 2003 and the audited statement of loss of Mt Marketing for the period ended June 30, 2003 and gives effect to the assumptions described in note 3.

The pro forma consolidated financial statements are not necessarily indicative of the results of operations that would have resulted if the transactions described above had occurred at the dates indicated or of the future operating results of JavaJuice subsequent to the completion of the Acquisition.

The pro forma consolidated financial statements should be read in conjunction with the audited and unaudited financial statements of JavaJuice and MT Marketing contained elsewhere in this Current Report on Form 8K.

2.     SIGNIFICANT ACCOUNTING PRINCIPLES:

The pro forma consolidated financial statements have been compiled using the significant accounting policies as set out in the unaudited and audited consolidated financial statements of JavaJuice contained elsewhere in this Current Report on Form 8K.

JAVAJUICE.NET
Notes to Pro Forma Consolidated Financial Statements, page 2

As at June 30, 2003


3.     PRO FORMA ASSUMPTIONS:

The pro forma consolidated financial statements are based on the following assumptions:

-     JavaJuice  has  acquired  100%  of the outstanding shares of MT Marketing;
-     Mt  Marketing  will  remain  as  a  wholly-owned  subsidiary of JavaJuice;

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